UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 18, 2016

Hudson Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New York

(State or Other Jurisdiction of Incorporation)

1-13412	13-3641539
(Commission File Number)	(IRS Employer Identification No.)

PO Box 1541, One Blue Hill Plaza Pearl River, New York	10965
(Address of Principal Executive Offices)	(Zip Code)

(845) 735-6000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 18, 2016, Hudson Technologies, Inc. (“Hudson”) issued a press release, attached hereto as Exhibit 99.1, announcing the award to Hudson, as prime contractor, of a five-year contract by the United States Defense Logistics Agency for sales to the Department of Defense.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated July 18, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON TECHNOLOGIES, INC.

Date: July 18, 2016	By:	/s/ Kevin J. Zugibe
		Name:	Kevin J. Zugibe
		Title:	Chairman of the Board and Chief Executive Officer